Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 23, 2020, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), HUDSON TECHNOLOGIES, INC., a New York corporation (“Parent”), HUDSON HOLDINGS, INC., a Nevada corporation (“Hudson Holdings”), HUDSON TECHNOLOGIES COMPANY, a Tennessee corporation (“Hudson Technologies”), ASPEN REFRIGERANTS, INC., a Delaware corporation (“Aspen”, and together with Hudson Holdings and Hudson Technologies, each, a “Borrower” and individually and collectively, the “Borrowers”), and the Lenders (as defined below) party hereto, and acknowledged and agreed to by each of the Guarantors (as defined in the Credit Agreement referred to below) identified on the signature pages hereof.

RECITALS

A.       Parent, Borrowers, the lenders party thereto from time to time (collectively, the “Lenders”) and Agent, have previously entered into that certain Credit Agreement, dated as of December 19, 2019 (as the same may be amended, amended and restated, restated, supplemented, modified, or otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.       Borrowers have requested that Agent and the Lenders amend the Credit Agreement and Agent and the Lenders party hereto have agreed to do so pursuant to the terms and conditions set forth herein.

C.       The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                   Amendments to Credit Agreement.

(a)                The following defined terms are hereby added to Section 1.1 to the Credit Agreement in their proper alphabetical order:

“ “CARES Act” means (i) the Coronavirus Aid, Relief, and Economic Security Act, as in effect from time to time or (ii) any laws, orders, rulings, regulations or guidelines issued or enacted by a Governmental Authority in order to provide assistance due to COVID-19.”

“ “CARES Forgiveness Date” means five (5) Business Days after the date that the applicable Borrowers obtain a final determination by the lender of the COVID-19 Assistance Indebtedness (and, to the extent required, the Small Business Administration) (or such longer period as may be approved in writing by Agent) regarding the amount of COVID-19 Assistance Indebtedness, if any, that will be forgiven pursuant to the provisions of the CARES Act and the SBA.

“ “COVID-19 Assistance” means any (i) loan, advance, guarantee, or other extension of credit, credit enhancement or credit support, or equity purchase or capital contribution, waiver or forgiveness of any obligation, or any other kind of financial assistance, provided by, or on behalf of, a Governmental Authority pursuant to the CARES Act and/or the SBA, as applicable, or (ii) indebtedness, reimbursement obligation or other liability of any nature owed to, or on account of, or for the benefit of, a Governmental Authority, in each case, in connection with COVID-19 and pursuant to the CARES Act and/or the SBA, as applicable.

“ “COVID-19 Assistance Indebtedness” means unsecured Indebtedness incurred by Parent or any of its Subsidiaries pursuant to paragraph 36 of Section 7(a) of the SBA that is not senior in payment priority to any of the Obligations; provided, that (1) the proceeds are applied in accordance with paragraph (36)(F) of the SBA or in accordance the CARES Act, (2) the aggregate outstanding principal amount may not exceed $2,500,000, (3) the Administrative Borrower has provided Agent (x) with written notice of the proposed Indebtedness to be incurred at least three (3) Business Days (or such shorter period of time as the Required Lenders may reasonably agree) prior to the anticipated closing date for the incurrence of the proposed Indebtedness and (y) copies of the material documents relative to the proposed Indebtedness for review (but not approval) before their execution and delivery and (4) no Indebtedness basket (other than clause (t) of the definition of “Permitted Indebtedness”) may be used to incur COVID-19 Assistance.”

“ “SBA” means the Small Business Act of 1953, as in effect from time to time.”

(b)                The last paragraph of the definition of “EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended to add the following new sentence immediately at the end thereof:

“Notwithstanding anything to the contrary contained herein, EBITDA shall exclude any cancellation of Indebtedness income arising as a result of any forgiveness of any COVID-19 Assistance.”

(c)                The definition of “Liquidity” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ “Liquidity” means, as of any date of determination, the sum of Availability, Qualified Cash, and solely for the period from April 23, 2020 through and including December 31, 2020, cash constituting proceeds of COVID-19 Assistance Indebtedness held by the Loan Parties.”

(d)                The definition of “Permitted Indebtedness” set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (r) thereof, (ii) by deleting the period at the end of clause (s) thereof and substituting “, and” in lieu thereof, and (iii) adding the following new clause (t) at the end thereof:

“(t) COVID-19 Assistance Indebtedness.”

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(e)                Section 5 of the Credit Agreement is hereby amended by adding the following new Section 5.23 at the end thereof:

“5.23 COVID-19 Assistance.

(a)                Parent and the Borrowers agree to, and will cause each of their respective Subsidiaries to, promptly apply for (and provide any requested supplemental information related to) the forgiveness or other relief of any COVID-19 Assistance received pursuant to Section 1106 of the CARES Act (and any guidance and/or regulation promulgated thereunder) as permitted by the applicable Governmental Authority and submit such application to the extent satisfaction of such requirements does not otherwise cause, directly or indirectly, a Default or an Event of Default to occur. The Administrative Borrower shall give Agent and Lenders prompt notice of the making of such application.

(b)                On the CARES Forgiveness Date, the Loan Parties shall deliver to Agent a certificate of an Authorized Person of the Loan Parties certifying as to the amount of the COVID-19 Assistance Indebtedness that will be forgiven pursuant to the provisions of the CARES Act and the SBA, together with reasonably detailed description thereof, all in form satisfactory to Agent.”

(f)                 Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“6.9 Investments. Each Loan Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment except for Permitted Investments; provided that, notwithstanding the foregoing, no investment by any Loan Party or Subsidiary with proceeds of, or other value from, COVID-19 Assistance shall constitute an Investment for the purposes of this Agreement so long as such Investment (x) is made in a manner consistent with the CARES Act and/or the SBA, and (y) in any event, if such Indebtedness is (i) incurred by a Loan Party and (ii) used solely for the direct or indirect benefit of the Loan Parties.”

(g)                Section 17.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“17.7 Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. Each party agrees that the electronic signatures, whether digital or encrypted, of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic Signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures pursuant to the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309) as amended from time to time or as provided under the Uniform Commercial Code as adopted by the State of New York. The foregoing shall apply to each other Loan Document mutatis mutandis.”

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2.                   Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a)                Agent shall have received fully executed counterparts to this Amendment,

(b)                each of the representations and warranties of each Loan Party or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date),

(c)                no Default or Event of Default shall have occurred and be continuing, and

(d)                the Agent shall have received a duly executed copy of the Fifth Amendment to the Term Loan Agreement, in form and substance reasonably satisfactory to the Agent (the “Term Loan Amendment”), a copy of which is attached hereto as Exhibit A, and all conditions precedent to the effectiveness of the Term Loan Amendment shall have been satisfied.

3.                   Release; Covenant Not to Sue.

(a)                Each Loan Party party hereto hereby absolutely and unconditionally releases and forever discharges Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party party hereto has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment arising from or in any way connected to this Amendment, the other Loan Documents, and/or the transactions contemplated hereunder or thereunder, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

(b)                Each Loan Party party hereto acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party party hereto understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

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(c)                Each Loan Party party hereto, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by each Loan Party party hereto pursuant to the above release. If any Loan Party party hereto or any of their successors, assigns or other legal representations violates the foregoing covenant, each Loan Party party hereto, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

4.                   Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders as follows:

(a)                Organization; Powers. The Loan Parties and each of their respective Subsidiaries (a) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (b) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect and (c) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b)                Authorization; Enforceability. The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other organizational power and has been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with their respective terms (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally), and are in full force and effect.

(c)                Representations and Warranties. The representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d)                No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

5.                   Choice of Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.                   Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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7.                   Reference to and Effect on the Loan Documents.

(a)                Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)                Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Parent and each Borrower to Agent and Lenders without defense, offset, claim or contribution.

(c)                The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.                   Reaffirmation and Confirmation. The Loan Parties party hereto hereby (a) acknowledge and reaffirm their respective obligations as set forth in each Loan Document (as amended by this Amendment), (b) agree to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to them set forth in each Loan Document (as amended by this Amendment), which remain in full force and effect, and (c) confirm, ratify and reaffirm that (i) the guarantees and indemnities given by them pursuant to the Credit Agreement and/or any other Loan Document continue in full force and effect, following and notwithstanding, any waiver thereto pursuant to this Amendment; and (ii) the security interest granted to Agent, for the benefit of each member of the Lender Group, in each case pursuant to the Loan Documents in all of their right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a security interest (subject to Permitted Liens) in favor of the Agent, for the benefit of each member of the Lender Group with the same force, effect and priority in effect immediately prior to entering into this Amendment.

9.                   Estoppel. To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Credit Agreement, each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of any Loan Party as against Agent or any Lender with respect to the Obligations.

10.               Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

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11.               Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.               Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

13.               Further Assurances. Each Loan Party party hereto agrees to execute and deliver any documents, agreements, instruments, certificates, notices or any other arrangements and take any and all further action that, in each case, may be required under applicable law or that the Agent or the Required Lenders may request in order to effectuate to more fully reflect the intent of the parties hereto and the matters contemplated by this Amendment or the Credit Agreement (as amended by this Amendment) or any other Loan Documents.

[Remainder of Page Left Intentionally Blank; Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the date first above written.

PARENT:

HUDSON TECHNOLOGIES, INC., a New York corporation

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

BORROWERS:

HUDSON TECHNOLOGIES COMPANY, a Tennessee corporation

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

HUDSON HOLDINGS, INC., a Nevada corporation

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

ASPEN REFRIGERANTS, INC., a Delaware corporation

By:	/s/ Nat Krishnamurti
Name: Nat Krishnamurti
Title: CFO

[Hudson Technologies - Signature Page to First Amendment to Credit Agreement]

AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as Lender

By:	/s/ Joseph Mullen
Name: Joseph Mullen
Title: Its Authorized Signatory

[Hudson Technologies - Signature Page to First Amendment to Credit Agreement]

Acknowledged and agreed to

as of the date first written above:

GLACIER INTERNATIONAL, INC.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

GLACIER TRADING CORP.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

HFC INTERNATIONAL, INC.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

HFC TRADERS, INC.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

RGIT TRADING CORP.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

[Hudson Technologies - Signature Page to First Amendment to Credit Agreement]

Acknowledged and agreed to

as of the date first written above:

RCTI CORP.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

RCTI TRADING, INC.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

RGIT, INC.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

RGT ENTERPRISES, INC.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

RCT INTERNATIONAL, INC.,

a New York corporation, as a Guarantor

By: /s/ Nat Krishnamurti

Name: Nat Krishnamurti

Title: CFO

[Hudson Technologies - Signature Page to First Amendment to Credit Agreement]